Exhibit 10.23.4



                               FIRST AMENDMENT TO
              CONTRIBUTION AGREEMENT AND JOINT ESCROW INSTRUCTIONS


         This First Amendment to Contribution Agreement and Joint Escrow Instructions (the "First Amendment") is made and entered into as of the 8th day of November, 2005, by and among CBL & ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership ("CBL/OP"); B-M-J DEVELOPMENT, LIMITED PARTNERSHIP, a Delaware limited partnership ("Property Owner") and the general and limited partners of Property Owner listed on Schedule 1 attached hereto.

                                    RECITALS

A. CBL/OP, the Property Owner and the Contributors entered into that certain Contribution Agreement and Joint Escrow Instructions dated as of October 19, 2005 (the "Contribution Agreement"), pursuant to which the Property Owner and Contributors agreed to contribute to CBL/OP (by transfer of LLC Interests in the Company (as such terms are defined in the Contribution Agreement)) that certain retail shopping center known as the Eastland Mall, and related land, improvements and property located in Bloomington, McLean County, Illinois, which is more particularly described in the Contribution Agreement.

B. CBL/OP, the Property Owner and the Contributors desire to amend the Contribution Agreement on the terms and conditions set forth herein.

                  NOW THEREFORE, in consideration of the promises, terms and conditions contained herein and such other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, CBL/OP, the Property Owner and the Contributor Representative hereby agree as follows:

A. Defined Terms and Recitals. Except as otherwise defined herein, all capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Contribution Agreement. CBL/OP, the Property Owner and the Contributor Representative hereby agree that the recitals set forth hereinabove are true and correct and incorporated into this First Amendment.

B. Modifications to Contribution Agreement. The parties agree that from and after the date of this First Amendment, the Contribution Agreement shall be modified as follows:

1. All references to the term "LLC Interests" in the Contribution Agreement shall hereinafter mean collectively, (i) 99.5% of the membership interests in Eastland Holding I, LLC, an Illinois limited liability company ("Eastland Holding I"), and (ii) all of the membership interests in Eastland Member, LLC, an Illinois limited liability company ("Eastland Member"), other than those membership interests in Eastland Member held by Eastland Holding I.

2. With respect to the representations and warranties set forth Section 7.1.3 of the Contribution Agreement, the percentages reflected in Schedule 1 to the Contribution Agreement are hereby modified to reflect to the percentages for each Contributor reflected in Schedule 1 to this First Amendment (in Schedule 1 "EL" refers to "Eastland").

3. Section 2.1 of the Contribution Agreement is hereby deleted in its entirety and substituted with the following:

"2.1 Agreement to Contribute the LLC Interests. In furtherance of the contribution of the LLC Interests to CBL/OP, the parties hereby agree to take the following steps in the order as they appear within the set forth time periods:

(a) At least two (2) and not more than four (4) Business Days prior to the expected funding of the Closing Date Debt, the Contributors shall:

(i) cause Property Owner to form, or cause the formation of, the Company, which shall be named "Eastland Mall, LLC, a Delaware limited liability company" and whose 100% membership interests shall be owned by the Property Owner;

(ii) cause Property Owner to contribute the Property to the Company free and clear of any liens or encumbrances except for indebtedness that will be refinanced with the Closing Date Debt (STEP 1 OF EASTLAND TRANSACTION STRUCTURE attached hereto as Exhibit BB ("Eastland Transaction Structure"));

(iii) cause Property Owner to form, or cause the formation of, a new Illinois limited liability company, which shall be named "Eastland Member, LLC" and whose 100% membership interests shall be owned by the Property Owner ("Eastland Member");

(iv) cause Property Owner to transfer and contribute 100% of the membership interests in the Company to Eastland Member free and clear of any liens or encumbrances (STEP 2 OF EASTLAND TRANSACTION STRUCTURE);

(v) cause the Property Owner to be liquidated (but not dissolved) and to distribute 100% of the membership interests in Eastland Member to the Contributors free and clear of any liens or encumbrances (STEP 3 OF EASTLAND TRANSACTION STRUCTURE);

(vi) cause the Electing Contributors to form, or cause the formation of, a new Illinois limited liability company, which shall be named "Eastland Holding I, LLC" and whose 100% membership interests shall be owned by the Electing Contributors ("Eastland Holding I"); and

(vii) cause the Electing Contributors to transfer and contribute all of their membership interests in Eastland Member to Eastland Holding I free and clean of any liens or encumbrances (STEP 4 OF EASTLAND TRANSACTION STRUCTURE);

THE RESULTING OWNERSHIP STRUCTURE OF THE COMPANY SHALL BE AS DEPICTED ON PAGE 2 OF THE EASTLAND TRANSACTION STRUCTURE CAPTIONED "STRUCTURE IMMEDIATELY PRIOR TO LOAN".

(b) On the date that the Closing Date Debt is to be funded to the Company which shall be at least one (1) Business Day prior to the Closing Date, the Contributors shall:

(viii) cause the Company to refinance its existing mortgage indebtedness with the Closing Date Debt and (w) cause the Company to distribute the net refinancing proceeds from the Closing Date Debt to Eastland Member, (x) cause the Eastland Member to distribute the net financing proceeds from the Closing Date Debt prorata to the Contributors (other than the Electing Contributors) and Eastland Holding I, and (y) cause Eastland Holding I to distribute the net refinancing proceeds from the Closing Date Debt to the Electing Contributors (STEP 5 OF EASTLAND TRANSACTION STRUCTURE).

(c) On the Closing Date, upon and subject to the terms and conditions of this
Agreement:

(ix) The Electing Contributors agree to cause Eastland Holding I to issue to CBL & Associates Management, Inc., a Delaware corporation ("CBL Management") and CBL Management will acquire a one-half percent (0.5%) membership interest in Eastland Holding I in exchange for cash in an amount such that following the contribution CBL Management will hold an interest with a value equal to 0.5% of the total value of Eastland Holding I, based on the K-SCU Amount to be received by the Electing Contributors (STEP 6 OF EASTLAND TRANSACTION STRUCTURE);

(x) The Electing Contributors agree to transfer and contribute all of their membership interests (99.5%) in Eastland Holding I to CBL/OP, free and clean of any liens or encumbrances, and CBL/OP agrees to acquire such membership interests (99.5%) in Eastland Holding I in exchange for K-SCUs (STEP 7 OF EASTLAND TRANSACTION STRUCTURE);

(xi) CBL/OP shall cause the formation of, a new Illinois limited liability company, which shall be named "Eastland Holding II, LLC" and whose 99.5% membership interests shall be owned by CBL/OP and whose 0.5% membership interests shall be owned by CBL Management ("Eastland Holding II");

(xii) The Contributors (other than the Electing Contributors) agree to transfer and contribute all of their membership interests in Eastland Member to Eastland Holding II, free and clean of any liens or encumbrances, and CBL/OP agrees to cause Eastland Holding II to acquire such membership interests in Eastland Member in exchange for the Cash Consideration (STEP 7 OF EASTLAND TRANSACTION STRUCTURE).

THE RESULTING OWNERSHIP STRUCTURE OF THE COMPANY SHALL BE AS DEPICTED ON PAGE 4 OF THE EASTLAND TRANSACTION STRUCTURE CAPTIONED "POST CLOSING RESULTING STRUCTURE.

Notwithstanding anything to the contrary contained in this Agreement, the covenants, representations and warranties set forth in this Section 2.1 shall survive the Closing until the Extended Expiration Date and the breaches of such covenants, representations and warranties shall not be subject to the limitations on liability set forth in Sections 10.5 and 10.6 of the Agreement."

4. Section 7.1.22 of the Contribution Agreement is hereby deleted in its entirety and substituted with the following:

7.1.22   The Company and Affiliated Entities.

(i) The Company is a limited liability company duly organized and validly existing under the laws of the State of Delaware and is duly qualified or registered to transact business in the State of Illinois, and has the power and authority to carry on its business as now being conducted. Eastland Member and Eastland Holding I are each a limited liability company duly organized and validly existing under the laws of the State of Illinois, and each has the power and authority to carry on its business as now being conducted;

(ii) The Company has never conducted and does not currently conduct any business other than ownership and operation of the Property, and has never owned, and do not currently own, any assets other than the Property and cash and investment securities; Eastland Member has never conducted and does not currently conduct any business other than ownership of the membership interests in the Company, and has never owned, and do not currently own, any assets other than the membership interests in the Company. Eastland Holding I has never conducted and does not currently conduct any business other than ownership of certain percentage of the membership interests in Eastland Member, and has never owned, and do not currently own, any assets other than a certain percentage of the membership interests in Eastland Member;

(iii) As of the Closing Date, the Company will not have historical liabilities other than the Closing Date Debt, obligations for Operating Expenses and Real Estate Taxes which are being prorated pursuant to Article VI above; and as of the Closing Date, the Company will not be a party to any agreements other than the Permitted Exceptions, Tenant Leases, the Operating Agreement, the Service Contracts and the documents related to the Closing Date Debt. As of the Closing Date, Eastland Member will not have historical liabilities; and as of the Closing Date, Eastland Member will not be a party to any agreements other than the operating agreement for the Company. As of the Closing Date, Eastland Holding I will not have historical liabilities; and as of the Closing Date, Eastland Holding I will not be a party to any agreements other than the operating agreement for Eastland Member;

(iv) Property Owner has delivered to CBL/OP true, correct and complete copies of each of the New LLCs' certificate of formation and limited liability company agreements, including all amendments to each of them;

(v) Eastland Member is not in breach of, or default under, the limited liability company agreement of the Company and no event has occurred that, with the giving of notice or the passage of time, or both, would constitute a default thereunder on the part of Eastland Member. Eastland Holding I and the Contributors (other than the Electing Contributors) are not in breach of, or default under, the limited liability company agreement of Eastland Member and no event has occurred that, with the giving of notice or the passage of time, or both, would constitute a default thereunder on the part of Eastland Holding I or any of the Contributors (which are not the Electing Contributors). None of the Electing Contributors are in breach of, or default under, the limited liability company agreement of Eastland Holding I, and no event has occurred that, with the giving of notice or the passage of time, or both, would constitute a default thereunder on the part of any of the Electing Contributor; and

(vi) Neither Property Owner, any Contributor nor any affiliate of any of them has made a loan to any of the Company, Eastland Member or Eastland Holding I (the "New LLCs"), and (x) no Electing Contributors have any outstanding capital commitments to Eastland Holding I, (x) neither Eastland Holding I nor the Contributors (which are not the Electing Contributors) have any outstanding capital commitments to Eastland Member, and (z) Eastland Member has no outstanding capital commitments to the Company.

(vii) The membership interests held by Eastland Member in the Company represent all of the issued and outstanding equity interests in the Company; and the Company has no obligation to issue, and no party has any right to acquire, another equity interests in the Company. The membership interests held by Eastland Holding I and the Contributors (other than the Electing Contributors) in Eastland Member represent all of the issued and outstanding equity interests in Eastland Member; and Eastland Member has no obligation to issue, and no party has any right to acquire, another equity interests in Eastland Member. The membership interests held by the Electing Contributors in Eastland Holding I represent all of the issued and outstanding equity interests in Eastland Holding I; and Eastland Holding I has no obligation to issue, and no party has any right to acquire, any other equity interests in Eastland Holding I.

5. A new "Exhibit BB" (Eastland Transaction Structure) is hereby attached to the Contribution Agreement following "Exhibit AA" in the form of Exhibit A attached to this First Amendment.

C. No Further Modification. Except as set forth herein, the Contribution Agreement remains unmodified and in full force and effect. In the event of any inconsistency between the provisions of the Contribution Agreement and this First Amendment, the terms of this First Amendment shall control.

D. Governing Law. This First Amendment shall be governed by, construed and enforced in accordance with, the laws of the State of Kansas.

E. Counterparts. This First Amendment may be executed in two or more counterparts, which when taken together shall constitute one and the same instrument. The parties contemplate that they may be executing counterparts of the First Amendment transmitted by facsimile and agree and intend that a signature by facsimile machine shall bind the party so signing with the same effect as though the signature were an original signature.





                            INTENTIONALLY LEFT BLANK

         IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed as of the day and year first written above.

PROPERTY OWNER:  B-M-J DEVELOPMENT, LIMITED PARTNERSHIP,
                 a Delaware limited partnership

                 By:         FFC, Inc.________________________, general partner

                          By:            /s/ Jack N. Fingersh__________________
                               ------------------------------------------------
                          Name:                   Jack N. Fingersh_____________
                                 ----------------------------------------------
                          Title:                          President____________
                                  ---------------------------------------------
  CONTRIBUTORS:                                 /s/ Jack Fingersh______________
                 --------------------------------------------------------------
                 JACK FINGERSH, in his capacity as the true and lawful agent, attorney-in-fact and representative of, the Contributors listed on Schedule 1 attached hereto
                     ----------


        CBL/OP:  CBL & ASSOCIATES LIMITED PARTNERSHIP
                 a Delaware limited partnership

                 By:      CBL Holdings I, Inc., its general partner

                          By:              /s/ Stephen D. Lebovitz_____________
                               ------------------------------------------------
                          Name:                Stephen D. Lebovitz_____________
                                 ----------------------------------------------
                          Title:                          President____________
                                  ---------------------------------------------

             Schedule 1 to First Amendment to Contribution Agreement

                              List of Contributors

             Exhibit A to First Amendment to Contribution Agreement

                                   Exhibit BB

                         EASTLAND TRANSACTION STRUCTURE

                            Pre-Closing Restructuring

                                      Day 1

Step 1
                     B-M-J Development, Limited Partnership,
                         a Delaware limited partnership

                                       |    / \  Eastland Mall
                           Property    |     |         LLC
                                       |     |      Interests
                                      \ /    |

                               Eastland Mall, LLC
                      a Delaware limited liability company



Step 2
                     B-M-J Development, Limited Partnership,
                         a Delaware limited partnership

                         Eastland Mall    |    / \    Eastland Member
                             LLC          |     |          LLC
                           Interests      |     |       Interests
                                         \ /    |

                              Eastland Member, LLC
                      an Illinois limited liability company



Step 3
                          Eastland Member LLC Interests

B-M-J Development,      -------------------------->   Partners ("Contributors")
Limited Partnership                         Distribution

Step 4

                        Contributors receiving K-SCUs(1)

                     Eastland Member   |    / \     Eastland Holding I
                          LLC          |     |            LLC
                       Interests       |     |         Interests
                                      \ /    |

                             Eastland Holding I, LLC
                      an Illinois limited liability company



Structure Immediately prior to Loan


                      ______________________________________
                     |         Eastland Mall, LLC           |
                     | a Delaware limited liability company |
                     |______________________________________|
                                        |
                                        |
                                        |
                     _______________________________________
                    |         Eastland Member, LLC          |
                    | an Illinois limited liability company |
                    |_______________________________________|
                               _                  _
                              _                    _
                             _                      _
                            _                        _
       _______________________________________   _____________________________
      | Eastland Holding I, LLC               | | Contributors receiving Cash |
      | an Illinois limited liability company | |_____________________________|
      |_______________________________________|
                    |
                    |
                    |
       __________________________
      |  Contributors receiving  |
      |         K-SCUs           |
      |__________________________|

Step 5   Loan is made to Eastland Mall, LLC and excess Loan proceeds are distributed upstream to Contributors.








___________________________________________________________
(1) BFIP Associates, L.P., Tolesa, LLC, East Fing, L.L.C.

                                      Day 2

Step 6  (on the Contribution Closing Date)


                                   Cash at FMV


CBL & Associates Management, Inc.   ----------->  A Electing Contributor and
                                                  member of Eastland Holding I
                                    <----------

                              0.5% LLC Interest in
                               Eastland Holding I




Resulting Pre Closing Structure

                      ______________________________________
                     |         Eastland Mall, LLC           |
                     | a Delaware limited liability company |
                     |______________________________________|
                                        |
                                        |
                                        |
                     _______________________________________
                    |         Eastland Member, LLC          |
                    | an Illinois limited liability company |
                    |_______________________________________|
                               _                  _
                              _                    _
                             _                      _
                            _                        _
       _______________________________________   _____________________________
      | Eastland Holding I, LLC               | | Contributors receiving Cash |
      | an Illinois limited liability company | |_____________________________|
      |_______________________________________|
                        -          -
                       -            -
                      -              -
                     -                -
   _________________-__________      __-_________________________
  |   CBL & Associates         |    |   Contributors receiving   |
  |   Management, Inc.         |    |           K-SCUs           |
  |   a Delaware corporation   |    |                            |
  |         0.5%               |    |            99.5%           |
  |____________________________|    |____________________________|

                                   At Closing

Step 7


                        Eastland Holding I LLC interests

Electing Contributors receiving    -------------->       CBL & Associates
K-SCUs (excluding the Electing                         Limited Partnership
Contributor receiving cash for     <------------- a Delaware limited partnership
its 0.5% LLC Interests                K-SCUs
in Eastland Holding I



                      Eastland Member LLC interests (other
               than the LLC Interests held by Eastland Holding I)

Contributors receiving Cash    ------------------->     Eastland
                                                      Holding II, LLC
                               <------------------ ("Eastland Holding II")
                                       Cash        an Illinois limited
                                                     liability company



Post Closing Resulting Structure

                    ________________________________________
                   |           Eastland Mall, LLC           |
                   |  a Delaware limited liability company  |
                   |________________________________________|
                                       |
                                       |
                                       |
                    ________________________________________
                   |          Eastland Member, LLC          |
                   | an Illinois limited liability company  |
                   |________________________________________|
                               _                  _
                              _                    _
                             _                      _
                            _                        _
  ___________________________________       __________________________________
 |   Eastland Holding I, LLC         |     |    Eastland Holding II, LLC      |
 |  an Illinois limited liability    |     |   an Illinois limited liability  |
 |___________________________________|     |__________________________________|
             -          -                                -         -
            -            -                              -           -
           -              -                            -             -
          -                -                          -               -
 ________-__________________-________________________-_________________-______
| CBL & Associates  |  CBL & Associates | CBL & Associates | CBL & Associates |
| Management, Inc.  |  Limited          | Managment, Inc.  | Limited          |
| a Delware         |  Partnership      | a Delaware       | Partnership      |
| corporation       |  a Delaware       | corporation      | a Delaware       |
|     0.5%          |  limited          |       0.5%       | limited          |
|                   |  partnership      |                  | partnership      |
|                   |      99.5%        |                  |       99.5%      |
|___________________|___________________|__________________|__________________|